Prospectus Supplement

October 11, 2011

For the following funds with effective prospectuses and/or retirement plan prospectuses dated November 1, 2010 – March 1, 2011

American Funds Mortgage FundSM	The Tax-Exempt Bond Fund of America®
American Funds Money Market Fund®	The Tax-Exempt Fund of California®
American High-Income TrustSM	Short-Term Bond Fund of AmericaSM
The Bond Fund of AmericaSM	U.S. Government Securities FundSM
Intermediate Bond Fund of America®

1. Applicable to all funds except American Funds Money Market Fund: The last sentence of the first paragraph under the heading "Dividends and distributions" in the "Distribution and taxes" section of the prospectus and the retirement plan prospectus is deleted and replaced with the following sentence:

Generally, dividends begin accruing on the day payment for shares is received by the fund(s) or American Funds Service Company.

2. Applicable to American Funds Money Market Fund only: The last sentence of the first paragraph under the heading "Dividends" in the "Dividends and taxes" section of the prospectus and the retirement plan prospectus is deleted and replaced with the following sentence:

Generally, dividends begin accruing on the day payment for shares is received by the fund or American Funds Service Company.

Keep this supplement with your prospectus and/or retirement plan prospectus

MFGEBS-043-1011P  Printed in USA  CGD/AFD/10039-S30836